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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): DECEMBER 7, 2005

                               TOLL BROTHERS, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                  001-09186               23-2416878
-----------------------------     ------------         -------------------
(State or Other Jurisdiction)     (Commission            (IRS Employer
     of Incorporation)            File Number)         Identification No.)



         250 GIBRALTAR ROAD, HORSHAM, PA                  19044
     ----------------------------------------           ----------
     (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (215) 938-8000

    -------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              AMENDMENT TO THE TOLL BROTHERS, INC. CASH BONUS PLAN

As more fully described below, the Toll Brothers, Inc. Cash Bonus Plan, as amended (the "Plan"), was amended on December 7, 2005 to reduce the amount of bonus payable under the Plan for fiscal 2005 to Mr. Robert I. Toll, Chairman and Chief Executive Officer of Toll Brothers, Inc. (the "Company"). In addition, the Plan was further amended to reduce the potential bonus amount payable under the Plan to Mr. Toll for fiscal 2006 and fiscal 2007 by reducing the potential benefit of the stock conversion feature of the Plan.

The Plan currently provides that Mr. Toll will receive a cash bonus award (before the stock conversion feature described below) for the Company's fiscal year ended October 31, 2005 and for subsequent fiscal years in an amount equal to the sum of (i) 1.5% of the Company's income before income taxes (as defined in the Plan) in excess of 10% and up to 20% of shareholders' equity (as defined in the Plan) of the Company as of the end of the preceding fiscal year, (ii) 2.25% of the Company's income before income taxes in excess of 20% and up to 30% of shareholders' equity of the Company as of the end of the preceding fiscal year, and (iii) 3.5% of the Company's income before income taxes in excess of 30% of shareholders' equity of the Company as of the end of the preceding fiscal year. The Plan also provides that for each of the fiscal years ending October 31, 2005, 2006 and 2007, the cash bonus award will be adjusted by applying a stock conversion feature as follows: (a) the cash bonus award will be converted into shares by dividing the cash bonus award by the closing price on the New York Stock Exchange ("NYSE") of the Company's common stock on the last trading day of the Company's 2004 fiscal year, October 29, 2004 (the "Award Conversion Price"), and (b) the number of shares calculated in (a) will then be multiplied by the closing price of the Company's common stock on the NYSE on the last trading day of the fiscal year for which the bonus is being calculated (the "Stock-Adjusted Bonus Value"). The Stock-Adjusted Bonus Value, subject to the caps or limitations outlined below, will be paid 60% in cash, with the remaining 40% being paid in shares of the Company's common stock, calculated by dividing 40% of the Stock-Adjusted Bonus Value by the closing price of the Company's common stock on the NYSE on the last trading day of the fiscal year for which the bonus is applicable. The Plan provides that the price of the Company's common stock used in determining the Stock-Adjusted Bonus Value may not exceed 160% of the Award Conversion Price, and further provides that the Stock-Adjusted Bonus Value be capped at 2.9% of the Company's pre-tax/pre-bonus income for the fiscal year for which the Stock-Adjusted Bonus Value is being calculated.

On December 7, 2005, upon approval by the Executive Compensation Committee of the Board of Directors, the Company and Mr. Toll agreed to further amend the Plan (the "Plan Amendment") to apply certain restrictions and additional caps to the amount of bonus payable to Mr. Toll under the Plan. The Plan Amendment provides for a cap on the bonus amount payable to Mr. Toll under the Plan for fiscal 2005 equal to $27,322,547 (the highest of the probable stock-adjusted bonus values projected for fiscal 2005, as presented to the Board of Directors of the Company at their October 21, 2004 meeting). Mr. Toll's fiscal 2005 bonus shall be payable 60% in cash and 40% in shares. The portion of such bonus payable in shares shall be paid by means of delivery of a number of shares determined by dividing 40% of $27,322,547 by $36.91 (the closing price of the Company's common stock on the NYSE as of the last day of the Company's fiscal year ended October 31, 2005). The Company has agreed to indemnify Mr. Toll from and against any damages or financial liabilities he suffers or incurs, including any liabilities to the United States government, solely arising out of or resulting from this Plan Amendment.

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The Plan Amendment also provides that, with respect to the Company's fiscal years ending October 31, 2006 and October 31, 2007, in the event, as of the last day of either such fiscal year, the closing price per share of the Company's common stock on the NYSE is equal to or less than $36.91, and greater than or equal to the Award Conversion Price, the cash bonus award will not be adjusted by applying the stock conversion feature as described above to achieve a Stock-Adjusted Bonus Value, and Mr. Toll shall only be entitled to a bonus equal to the cash bonus award for such fiscal year, payable 60% in cash, and 40% in shares. The portion of such bonus payable in shares shall be paid by means of delivery of a number of shares determined by dividing 40% of the bonus payable by $36.91. The cash bonus award payable under these circumstances will be capped at 2.9% of the Company's pre-tax/pre-bonus income for the fiscal year for which the cash bonus award is being calculated.

The Plan Amendment further provides that, with respect to the Company's fiscal years ending October 31, 2006 and October 31, 2007, in the event, as of the last day of either such fiscal year, the closing price per share of the Company's common stock on the NYSE is greater than $36.91, or less than the Award Conversion Price, the cash bonus award will be adjusted by applying the stock conversion feature as described above to achieve a Stock-Adjusted Bonus Value. The Stock Adjusted Bonus Value payable under these circumstances will be capped at 2.9% of the Company's pre-tax/pre-bonus income for the fiscal year for which the Stock Adjusted Bonus Value is being calculated. In addition, in the event the closing price per share of the Company's common stock on the NYSE is greater than $36.91, the Stock-Adjusted Bonus Value payable to Mr. Toll under the Plan for such fiscal year will also be capped at an amount that does not exceed the cash bonus award for such fiscal year by a greater percentage than the fiscal year end price per share exceeds $36.91.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c). Exhibits.
     The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.                             Item
-------                           ----
10.1*        Amendment to the Toll Brothers, Inc. Cash Bonus Plan dated
             December 7, 2005.


* Filed electronically herewith.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TOLL BROTHERS, INC.                                  Dated: December 8, 2005

By: Joseph R. Sicree
    -------------------------
    Joseph R. Sicree
    Vice President, Chief
    Accounting Officer